Lincoln Opportunistic Hedged Equity Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the Fund is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.35%
Other Expenses	0.99%	0.99%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.66%	2.01%
Less Expense Reimbursement[2]	(0.95%)	(0.95%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.71%	1.06%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.59% of the Fund’s average daily net assets for the Standard Class (and 0.94% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2027 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$73	$430	$813	$1,886
Service Class	$108	$539	$995	$2,261
Lincoln Opportunistic Hedged Equity Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks long-term growth of capital. The Fund pursues its objective by providing exposure to the returns of the S&P 500 Price Return Index (the “Index”) while implementing a hedging strategy to reduce downside exposure. Hedging means structuring a portfolio to seek to reduce the risk of loss of an existing position.
The Fund, under normal circumstances, invests at least 80% of its net assets (including borrowings for investment purposes) in investments that provide exposure to the Index and in an underlying fund which tracks the Index. The Fund invests approximately half of its assets in in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s Adviser, and approximately half of its assets in exchange-traded index options. As of September 1, 2023, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector. The Fund is not designed to track the performance of the Index.
The Fund’s hedging strategy, sub-advised by Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), seeks to provide limited downside protection against Index decreases while retaining the potential for limited gains if the Index appreciates. Opportunistically, the Sub-Adviser will rebalance the options portfolio to protect capital or capture portfolio gains experienced by the Fund, depending on the performance of the Index relative to the Fund’s options holdings. There is no guarantee the Fund will be successful in implementing this strategy. Shareholders will experience investment results that are very different than if the Fund held its options until expiration.
An option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). The Fund intends to implement its hedging strategy by using options, including Flexible Exchange® Options (“FLEX Options”) as well as standardized exchange-traded index options, with approximately one-year expiration dates at initiation. The Sub-Adviser seeks to select the strike price for each option contract such that if the options were exercised on the expiration date, the Fund’s net asset value (“NAV”) would be provided with limited downside protection and limited gain potential on the price return of the Index. The Fund’s NAV will depend largely on the value of the options, which is based principally upon the value of the Index and the time remaining until the expiration date of the options. As the value of the Index changes and the expiration date of the options (the final day of the term of the options) approaches, the value of the options, and therefore the Fund’s NAV, will change. At the expiration or rebalance of the options portfolio, the Sub-Adviser will purchase a new portfolio of options that seeks to provide limited downside protection against Index decreases while retaining some potential for gains if the Index appreciates. The amount of potential gain will depend on market conditions at the time of purchase, such as interest rates and expected volatility. The gain potential and limited downside protection are prior to taking into account expenses incurred by the Fund, such as advisory fees, transaction fees, and any extraordinary expenses. As with all funds, the Fund’s expenses will reduce the potential for gains and limited downside protection. There is no guarantee that the Sub-Adviser will be successful in its attempt to provide limited downside protection or gains.
The Fund does not seek to achieve the full one-year investment outcomes of the options portfolio and will not seek to provide a set level of investment outcomes over a stated time period. Unlike funds that utilize a defined outcome investment strategy, the Fund does not seek to provide shareholders with downside protection or upside potential over any specified time period.
Options Portfolio. The Fund will invest in options that reference the Index with rotating expiration dates of approximately one year. As described above, the Fund does not seek to achieve the full, one-year investment outcomes of the options, as the Sub-Adviser intends to opportunistically rebalance the options portfolio prior to the expiration date of the options.
The combination of options contracts within the Options Portfolio will generally consist of the following:
1.
purchased one-year near-zero calls that, in combination with the investment in the Underlying Fund, provide market exposure.
2.
purchased one-year at-the-money puts that provide limited downside protection.
3.
sold one-year puts with a strike price 10% “out-of-the money” to help establish the limited downside protection and fund the purchase of calls and puts.
4.
sold out-of-the-money calls to help fund the purchase of calls and puts.
The above description is a summary for illustrative purposes and necessarily does not reflect all factors that could potentially affect the Fund’s strategy.
2Lincoln Opportunistic Hedged Equity Fund

The Sub-Adviser seeks to select the strike price and expiration date for each option contract so that the Fund is provided with limited downside protection and some potential for gains on the price performance of the Index’s share price over the term of the options contract, as follows:
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In the event that the Index decreases in value by less than 10% over the term of the Options Portfolio, without any rebalancing, the Options Portfolio seeks to provide an investment return of approximately 0%.
•
In the event that the Index decreases in value by more than 10% over the term of the Options Portfolio, without any rebalancing, the Options Portfolio seeks to provide investment return that is approximately 10% higher than the return experienced by the Index.
•
In the event that the Index increases in value over the term of the Options Portfolio, without any rebalancing, the Options Portfolio seeks to provide investment returns that match the price performance of the Index, up to a maximum percentage return the Fund can achieve for the term of the Options Portfolio, which depends on prevailing market conditions at the time the Fund purchases the options.
The Fund’s NAV is dependent on the value of the options, which is based principally upon the price of the Index and the time remaining until the expiration date of the options. As the price of the Index changes and time moves towards the expiration date of the options, the value of the options, and therefore the Fund’s NAV, will change. The Sub-Adviser anticipates the Fund’s NAV will move in the same direction as the price movements of the Index. However, there is no guarantee that the Fund’s NAV will move in the same direction as the price movements of the Index and it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns experienced by the Index. A component of an option’s value is the number of days remaining until its expiration date. The amount of time remaining until the option contract’s expiration date affects the limited downside protection on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Index will result in changes to the Fund’s NAV, the Sub-Adviser generally anticipates that the rate of change in the Fund’s NAV will be less than that experienced by the Index until the expiration date of the options contracts.
Because the Fund’s investment strategy is not designed to hold the Options Portfolio to its expiration date, shareholders will experience investment results that are very different than if the Fund held the Options Portfolio for its contract term. Shareholders may realize losses on price decreases of the Index of less than the limited downside protection and may lose their entire investment. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will rebalance during that time.
The Options Portfolio is designed to provide limited downside protection against Index losses and provide for limited gain potential based upon the price of the Index at the time the option contracts are initiated by the Fund. The Sub-Adviser will seek to realize gains experienced by the Fund (which are limited to the maximum gain potential) due to price movements of the Index or realize the limited downside protection used by the Fund due to price movements of the Index by rebalancing the Fund’s Options Portfolio and the Fund’s upside potential and limited downside protection. However, the degree to which a shareholder may benefit from the Options Portfolio’s Index upside potential and limited downside protection against Index losses will depend on the time at which the investor purchases Shares of the Fund. At any given time after Sub-Adviser rebalances the Options Portfolio there may be limited upside potential or downside protection remaining due to the price performance of the Index (and therefore, the value of the options). If the price of the Index is near or has exceeded the strike prices of the Fund’s Options Portfolio, such investor may have little to no upside potential until if and when the Sub-Adviser determines to rebalance the Fund’s Options Portfolio, and would still remain vulnerable to significant downside risk before the sought-after, limited downside protection began. Similarly, if the Index has decreased in price significantly to equal or exceed the Fund’s anticipated, limited downside protection, the shareholder would also remain vulnerable to significant downside risk and would receive no benefit from this protection. If a shareholder purchases Shares after the limited downside protection has been used and prior to the Fund rebalancing its Options Portfolio, a shareholder may lose their entire investment.
Rebalancing Strategy. The Fund’s rebalancing strategy seeks to help the Fund offset the timing risks inherent in owning an options package for one year. The successful implementation of the rebalancing strategy is not guaranteed. The Fund’s options strategy seeks to provide some amount of exposure to the price performance of the Index while providing limited downside protection for Index decreases. The value of the Fund's options is derived from, in part, the value of the Index. Without rebalancing, if the Index level increases in value to a point at or near the strike price of the sold options, the Fund would have little or no potential for gains for the remainder of the options contract term, and if the Index’s level decreases in value by more than the limited downside protection amount for the Fund’s options, the Fund may have no remaining potential for limited downside protection. By rebalancing, the Fund will renew its potential to increase in a market environment where the value of the Index is steadily increasing and its potential to benefit from limited downside protection in a market environment where the Index is steadily decreasing. To rebalance its options holdings, the Fund may, at the end of each month, sell the then-current options and immediately enter into new options contracts with a term of approximately one year. The Sub-Adviser will determine whether to rebalance the options portfolio based on various factors, including, but not limited to, the price movements of the Index, the changes in the Fund’s NAV, market volatility, and the time remaining until the expiration of the options contracts. To the extent the Fund's NAV increases (generally by at least 2%) or decreases (generally by at least 1%) from the Fund's NAV at the commencement of the term of the existing Options Portfolio, the Sub-Adviser will seek to realize any gains experienced by the Fund or limited downside protection used by the Fund by resetting the Fund's Options
Lincoln Opportunistic Hedged Equity Fund3

Portfolio and, in doing so, reset the Fund's upside potential and limited downside protection. The Fund’s rebalancing investment strategy may cause the Fund to have a higher portfolio turnover rate than funds that do not actively rebalance. The Fund’s rebalancing strategy may not be successful in providing either limited downside protection or gain participation. Investors will not be notified of rebalancing in the Options Portfolio.
The Sub-Adviser may also purchase and sell options that have the same or similar strike prices and expiration dates over the course of the month as the then-current Options Portfolio as necessary to manage any purchases or redemptions.
The following chart contains a hypothetical illustration of the Fund’s rebalancing mechanism. The chart is provided for illustrative purposes only. There is no guarantee that the Fund will be successful in its attempt to rebalance the Fund’s Options Portfolio. The chart is not intended to predict or project the performance or operationality of the Fund.

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective is not guaranteed and depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the options. The following risks reflect the Fund's principal risks, which include the principal risks of the options and the Underlying Fund.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•
Limited Downside Protection Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide limited downside protection against Index losses if the value of the Index decreases. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund will decrease in value if the options portfolio is not reset and the reference asset of the Fund's options decreases in value beyond the threshold for downside protection created by the Fund's then-current options portfolio.
•
Capped Upside Return Risk. The Fund’s options strategy seeks to provide returns only up to a limited gain potential. In the event that the Index has gains in excess of such limited gain potential during the life of the corresponding options and the Fund is not able rebalance the options portfolio, the Fund will not participate in those gains beyond such limited gain potential.
•
Options Risk. The Fund may experience substantial downside from specific option positions, and certain option positions may expire worthless. In addition, the options are subject to the following risks:
•
Valuation Risk. The value of the options will be affected by, among others, changes in the value of the Index, changes in
4Lincoln Opportunistic Hedged Equity Fund

interest rates, changes in the actual and implied volatility of the Index and the remaining time until the options expire. The value of the options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
•
Liquidity Risk. In the event that trading in options is limited or absent, the value of the Fund’s options may decrease. There is no guarantee that a liquid secondary trading market will exist for the options.
•
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security or a derivative held by the Fund is unable or unwilling to meet its obligation. The Fund will utilize options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
•
Correlation Risk. The options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the options expire, the value of the Fund’s options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index.
•
Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.
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Stock/Equity Investing Risk. Stocks and other equities generally fluctuate in value more than bonds and may decline significantly over short time periods. Equity prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
•
Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks associated with the investment strategies of its Underlying Funds, including the possibility that an Underlying Fund may not achieve its investment objective, which could negatively affect the Fund’s performance. In addition, among other risks, the Fund indirectly pays a proportional share of the fees and expenses of each Underlying Fund.
•
Investments in Affiliated Funds Risk. Along with the general fund of funds risk, the Adviser is subject to a conflict of interest in selecting Underlying Funds, as it also serves as the investment adviser to most, if not all, of the Underlying Funds in which the Fund invests its assets. The Adviser will earn management fees related to the Fund’s investment in such Underlying Funds. However, the Adviser is a fiduciary and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds.
•
Tracking Error Risk. The Underlying Fund’s performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Underlying Fund’s investments and the Index’s components, and other factors. While attempting to replicate the Index return, the Underlying Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the Index.
•
Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
Lincoln Opportunistic Hedged Equity Fund5

•
Medium-Cap Company Risk. The value of securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•
Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
•
Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q1 2024	6.15%
Lowest Quarterly Return	Q1 2025	(2.63%)
Average Annual Total Returns for periods ended 12/31/25

	1 year	Since Inception	Inception Date
Lincoln Opportunistic Hedged Equity Fund – Standard Class	10.16%	12.96%	12/13/2023
Lincoln Opportunistic Hedged Equity Fund – Service Class	9.77%	12.57%	12/13/2023
Morningstar US Market Index (reflects no deductions for fees, expenses or taxes)	17.35%	21.07%
Lincoln Opportunistic Hedged Equity Composite (reflects no deductions for fees, expenses or taxes)	12.49%	14.80%
6Lincoln Opportunistic Hedged Equity Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since December 2023
Maria Schiopu, CFA	Senior Director and Head of Portfolio Management	Since December 2023
Ruby Shi	Portfolio Manager	Since December 2023
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
Lincoln Opportunistic Hedged Equity Fund7